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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


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                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 3, 1997



                       TRINET CORPORATE REALTY TRUST, INC.
             (Exact name of Registrant as specified in its Charter)


                                    Maryland
                            (State of Incorporation)


                 1-11918                                      94-3175659
        (Commission File Number)                       (IRS Employer Id. Number)



   Four Embarcadero Center, Suite 3150                           94111
            San Francisco, CA                                 (Zip Code)
(Address of principal executive offices)





                                 (415) 391-4300
              (Registrant's telephone number, including area code)


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit
Number            Exhibit
--------          -------

1.1 Definitive Underwriting Agreement, dated October 3, 1997, relating to the sale of 4,000,000 shares of 8% Series C Cumulative Preferred Stock, par value $.01 per share.

3.1 Definitive Articles Supplementary Establishing and Fixing the Rights and Preferences of a Series of Shares of Preferred Stock (Series C Preferred Stock), incorporated by reference to
                  Exhibit 1 of Form 8-A of TriNet Corporate Realty Trust, Inc., dated October 3, 1997, filed with the Securities and Exchange Commission on October 14, 1997.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   TRINET CORPORATE REALTY TRUST, INC.


                                   By: /s/ A. William Stein
                                       -----------------------------------------
                                       A. William Stein
                                       Executive Vice President and Chief
                                       Financial Officer (Authorized Officer of
                                       the Registrant and Principal Financial
                                       Officer)



Dated:  October 15, 1997




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